EXHIBIT 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of uniQure N.V. (the “Company”) for the year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Daniel Soland, as Chief Executive Officer of the Company, and Matthew Kapusta, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 4, 2016

By:	/s/ DANIEL SOLAND

Name: Daniel Soland

Title: Chief Executive Officer

By:	/s/ MATTHEW KAPUSTA

Name: Matthew Kapusta

Title: Chief Financial Officer